Ivy Funds

Supplement dated June 7, 2019 to the

Ivy Funds Prospectus

dated January 31, 2019

as supplemented February 21, 2019 and April 8, 2019

The following replaces the “Portfolio Managers” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on page 43:

Portfolio Managers

The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Mary-Therese Barton, Senior Investment Manager and Head of Emerging Debt of Pictet UK; Philippe Petit, Senior Investment Manager of Pictet Singapore; Guido Chamorro, Senior Investment Manager of Pictet UK; Carrie Liaw, Investment Manager of Pictet Singapore; Alper Gocer, Senior Investment Manager of Pictet UK; and Robert Simpson, Senior Investment Manager of Pictet UK. Each of Ms. Barton, Mr. Petit and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; Mr. Gocer has managed the Fund since May 2018; and Mr. Simpson has managed the Fund since May 2019.

The following replaces the second and third sentences of the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Emerging Markets Local Currency Debt Fund” section on page 120:

The Pictet Investment Team consists of Mary-Therese Barton, Philippe Petit, Guido Chamorro, Carrie Liaw, Alper Gocer and Robert Simpson. Each of Ms. Barton, Mr. Petit and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; Mr. Gocer has managed the Fund since May 2018; and Mr. Simpson has managed the Fund since May 2019.

The following is inserted as a new paragraph immediately following the last paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Emerging Markets Local Currency Debt Fund” section on page 121:

Robert Simpson joined Pictet UK in 2019 as a Senior Investment Manager for Emerging Market Debt. Prior to joining Pictet, Mr. Simpson worked at Insight Investment for thirteen years as a portfolio manager. He holds a BSc in Pharmacology, a post graduate Diploma in Economics and an MSc in Finance and Economics from the University of Manchester. He is a CFA charterholder.

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